SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 8, 2005

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation	(Commission File Number)	(IRS Employer Identification No.

4300 N. Harbor Boulevard
Fullerton, California 92834-3100
(Address of principal executive offices) (Zip Code)

(714) 871-4848
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On February 8, 2005, the Board of Directors of Beckman Coulter, Inc. announced that Board Member Betty Woods has been elected non-executive chairman.  Woods, an 11-year veteran of the Beckman Coulter board, succeeds retiring Executive Chairman John P. Wareham.  The appointment will be effective April 7, 2005 at the annual stockholder’s meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 – Press Release dated February 8, 2005.

EXHIBIT INDEX

Exhibits

Exhibit 99.1 – Press Release dated February 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2005

BECKMAN COULTER, INC.

	By:	/s/ WILLIAM H. MAY
Name: William H. May
	Title:	Vice President, General Counsel, and Secretary